Exhibit 10.30

CONTINUING GUARANTY

THIS CONTINUING GUARANTY (the “Guaranty”) entered into May 2, 2014 but effective as of the 15th day of April, 2014 (“Effective Date”), by MICHAEL T. CARTWRIGHT, an individual residing in Tennessee (the “Guarantor”), in favor of RELIANT BANK with offices located at 1736 Carothers Parkway, Suite 100, Brentwood, Tennessee 37027 (the “Lender”), in order to induce the Lender to extend credit to AAC HOLDINGS, INC., a Nevada corporation (the “Borrower”). The Guarantor and Lender are collectively referred to herein as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, pursuant to that certain Term Loan Agreement of even date herewith (“Loan Agreement”) between the Borrower, Guarantor and Lender, Lender has agreed to loan to Borrower the principal sum of One Million Seven Hundred Thirty-One Thousand One Hundred Sixty-Four and 45/100 Dollars ($1,731,164.45) (“Loan”) for the purposes specified in the Loan Agreement;

WHEREAS, the Loan Agreement provides that the Loan shall be repaid to Lender pursuant to that certain Term Loan Promissory Note of even date herewith (“Note”) executed by Borrower in favor of Lender. The term “Loan Documents” for the purposes hereof shall mean the Loan Agreement, the Note and those other documents described in the Loan Agreement as “Loan Documents”; and

WHEREAS, a condition to Lender’s agreement to lend the Loan to Borrower is that Guarantor must enter into this Guaranty, without which the Lender would not lend the Loan to Borrower.

W I T N E S S E T H:

As an inducement to cause Lender to extend credit to the Borrower named herein, without which Guaranty the Borrower would be unable to obtain credit from the Lender, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees with the Lender that:

1. Definition of Obligations. As used in this Guaranty, the term “Obligations”, shall collectively mean all present and future debts and other obligations of the Borrower (and/or any successor(s) thereof) to the Lender and Lender’s successors, successors-in-title and assigns (except as limited below; if applicable) relating to the Loan and Loan Documents, when due, whether by acceleration or otherwise, with all interest as may accrue thereon, either before or after maturity or the occurrence of a default or Event of Default1 thereof, together with all amendments, modifications, extensions, renewals, consolidations, refinancing, and restructures thereof, and all documents and other instruments now or hereafter, evidencing, securing, or otherwise relating to the Indebtedness, whether arising by note, loan documents, account, credit card, indemnity, contract, tort, guaranty, overdraft, or otherwise; whether direct or indirect, absolute or contingent; whether the Indebtedness is from time to time increased, reduced, or

[1]	Any capitalized term used and not defined herein shall have the meaning ascribed it in the Loan Agreement.

entirely extinguished or re-incurred; whether or not the advances or events creating the Indebtedness are presently foreseen or are incurred with or without notice to Guarantor; and all reasonable costs, expenses, and fees (including reasonable attorneys’ fees) paid or incurred by Lender, in endeavoring to collect the Obligations, or to enforce, protect, or defend the Obligations, or any portion thereof, or to enforce, protect, or defend the perfection, validity, priority or enforceability of any mortgage, pledge, assignment, security interest, or lien securing the Obligations or to protect, defend, or enforce this Guaranty.

2. Continuing, Unconditional and Absolute Guaranty. The Guarantor hereby guarantees to Lender the full and timely payment and performance of the Obligations and agrees that the Guarantor’s guarantee of the Obligations is continuing, absolute and unconditional until the entire Obligation shall have been paid in full and discharged. The validity of this Guaranty shall not be impaired by any event whatsoever, including, but not limited to, the financial decline or bankruptcy of the Borrower; the failure of any other party to guarantee the Obligations or to assume liability for the Obligations or to provide collateral therefore; Lender’s failure to give Guarantor notice of default by Borrower; the unenforceability of any of the Obligations against the Borrower or any other person or entity or against any collateral for any reason; Lender’s failure to file suit against the Borrower (regardless of whether any one of the Borrower is or is becoming insolvent, is believed to be about to leave the state or any other circumstance); the occurrence of an Event of Default and Lender’s waiver or Lender’s failure to act as a result of such Event of Default; assumption of the Loan by any person or entity with or without release of Borrower; Lender’s declaration of default, acceleration or reinstatement of any or all of the Obligations at any time or times in accordance with applicable law and pursuant to the Loan Documents; Lender’s failure to renew or extend any or all of the Obligations as they become due (by acceleration or otherwise); or the termination of any relationship of Guarantor with Borrower, including, but not limited to, any relationship of employment, ownership, or commerce, or any other personal, business, or professional relationship. The Loan shall be deemed made in reliance upon the continued operation of this Guaranty in accordance herein. The Guarantor agrees that this Guaranty shall be valid and binding upon Guarantor upon the delivery of this executed Guaranty to Lender by Guarantor or an authorized representative of Guarantor.

3. Irrevocable Guaranty. Guarantor’s guarantee of the Obligations is irrevocable; provided, however, Guarantor may at any time by written notice (“Termination Notice”) to Lender prospectively terminate the Guarantor’s liability hereunder for Obligations, first incurred after Lender’s receipt of the Termination Notice, subject to the limitations set forth in this paragraph. After the delivery of Termination Notice to the Lender, Guarantor shall remain fully liable for all principal, interest and expenses, including reasonable attorney’s fees, for all existing Obligations outstanding as of the time of Lender’s receipt of the Termination Notice, for all principal of the Loan until paid in full, and for all interest subsequently accruing on the Loan until paid in full. In order to effectuate any attempted termination, the Guarantor must pay to the Lender all amounts owing hereunder, including pay in full on the Loan. The Guarantor acknowledges that it is critically important to the Borrower to obtain the commitment for the Loan and that the Lender would not make the commitment for the Loan without this Guaranty.

4. Primary Liability of Guarantor. This Guaranty constitutes a guarantee of payment and performance and not of collection. The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower, any other co-Borrower, endorser, other guarantors, or other entity or person nor against any mortgage, assignment, pledge, security interest, or lien available to Lender. Guarantor waives any right to require an action to be brought against Borrower or any other co-Borrower, endorser, Guarantor, or other entity or person or to require that resort be had to any mortgage, assignment, pledge, security interest, or lien or against any collateral, or to any balance of any deposit account, or credit on the books of Lender in favor of Borrower or any other person. In accordance herein, Lender may enforce this Guaranty against Guarantor for any amounts due under the Obligations or any Obligation as they become due (by acceleration or otherwise) without first making demand or instituting collection proceedings against the Borrower in the event of a default under the Loan Documents. Guarantor’s liability for the Obligations is primary, and not secondary, and each document presently or hereafter executed by the Borrower to evidence or secure an Obligation to Lender is incorporated herein by reference and shall be fully enforceable against Guarantor.

5. Impairment of Collateral; Release of Liable Parties. Lender may, in its reasonable discretion, with or without notice to or consent from Guarantor, and with or without consideration, take or fail to take or delay taking any action of any type whatsoever; grant extensions, indulgences, compromises, or forbearance, or release, compromise or settle with any party therefore; or waive any default or Event of Default or fail to take any action upon the occurrence of default, an Event of Default, or upon maturity. No action which Lender shall take or fail to take in connection with the Obligations or with any Loan Documents evidencing the Obligations, or any of them, or any mortgage assignment, pledge, security interest, or lien for the payment of the Obligations to Lender, or for the performance of any Obligations or undertakings of Borrower or any co-Borrower, endorser, Guarantor or any other guarantor, nor any course of dealing with Borrower or any other person or entity, shall release, limit, reduce or waive Guarantors Obligations hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Lender. The defenses of impairment of collateral and impairment of recourse and any requirement of diligence on Lender’s part in collecting the Obligations are hereby expressly waived by Guarantor.

6. Amendment of Obligations. The Lender may, without notice to or the joinder of Guarantor, modify, extend, accelerate, reinstate, refinance, consolidate, restructure, or renew the Obligations (with or without the execution of new promissory notes) and grant any consent or indulgence with respect hereto.

7. Waiver. Guarantor hereby waives (i) any requirement of presentment, protest, notice of dishonor, notice of default, notice of acceptance, demand and all other actions or notices that may otherwise be required on Lender’s part in connection with the Obligations, except those required herein, in the Loan Documents or pursuant to applicable law; (ii) all defenses of suretyship; and (iii) all rights of suretyship against Lender including, but not limited to, any right to cause Lender to initiate legal proceedings against the Borrower or any other applicable person or entity.

8. Subordination; Subrogation. Guarantor agrees that the Loan made by Guarantor to Borrower and any other obligations or debts of the Borrower to Guarantor shall be subordinate to the Obligations as to both payment and collection. Accordingly, in the event of a default under the Loan Documents and upon proper notice by Lender to Guarantor of the same, Guarantor agrees not to accept any payment whatsoever from the Borrower or to allow any payment by the Borrower for or to Guarantor or for Guarantor’s benefit without Lender’s prior written consent until all Obligations have been paid in full and this Guaranty has been terminated. Guarantor hereby grants Lender a security interest in all accounts now or hereafter owed Guarantor by Borrower and in all existing and future instruments, chattel paper and other property constituting obligations of Borrower to Guarantor. Lender may file this Guaranty (or a copy hereof) as a financing statement with respect thereto or Lender may, in its reasonable discretion, require Guarantor to execute a separate financing statement with respect thereto or require Guarantor to take other action reasonably necessary to perfect Lender’s interest therein, at Guarantor’s reasonable expense. Without limiting the foregoing, all such property in which a security interest may be perfected by possession shall be delivered to Lender immediately as made available to Guarantor and, until so delivered, shall be held in trust by Guarantor for Lender. Guarantor agrees that in the event of a bankruptcy or other insolvency proceedings involving Borrower, if Lender so directs, Guarantor will timely file a claim for the amount of the subordinated debt, in form approved by Lender. The Guarantor agrees to pursue said claim with diligence and to comply with any lawful instructions from Lender pertaining to the pursuit of the claim. The proceeds of any such claim shall be delivered to Lender, so long as such proceeds are not in excess of the amount of the Indebtedness. Guarantor shall not be subrogated to any rights of Lender against Borrower or any property or other party until the Obligations have been paid in full and terminated in writing by the Lender.

9. Application of Funds. The Lender may apply amounts received for Borrower’s account first to pay the Indebtedness, if any, before reducing the Obligations. Without notice to or consent of Guarantor, Lender may apply all payments and credits received from Borrower or from Guarantor or realized from any security in such manner and in such priority as Lender in its sole judgment shall see fit to the Obligations which are subject to this Guaranty.

10. Statute of Limitation. The Guarantor acknowledges that the statute of limitation applicable to this Guaranty shall begin to run only upon Lender’s accrual of a cause of action against Guarantor caused by Guarantor’s failure to honor a demand for performance hereunder made by Lender in writing; provided, however, if, subsequent to the demand upon Guarantor, Lender reaches an agreement with Borrower or Guarantor on any terms causing Lender to forbear in the enforcement of its demand upon Guarantor, the statute of limitation shall be reinstated and shall run for its full duration from such time that Lender subsequently makes demand upon Guarantor.

11. Death of Guarantor. If Guarantor is an individual, then, in the event of the death of Guarantor, the obligations of the Guarantor hereunder shall continue in full force and effect against Guarantor’s estate, and the executor or administrator of such estate shall be obligated and authorized to pay such debt and otherwise honor this Guaranty, and, if acceptable to Lender, to execute renewal of Guaranties or endorsements or notes or other evidence of indebtedness, from time to time, with respect to any unpaid Obligations hereunder.

12. Cancellation; Survival of Certain Obligations. The Lender may evidence its cancellation of this Guaranty and the release of Guarantor from liability hereunder by delivering to Guarantor an instrument of release, or by delivering this Guaranty to Guarantor marked cancelled or terminated, or both. The purported cancellation hereof and release of Guarantor shall not impair Guarantor’s continuing liability for (i) any amount of principal, interest or expenses that was mistakenly omitted by Lender in calculating the amount of the Obligations; (ii) any surviving liability of Borrower to reimburse Lender for expenses or to indemnify Lender provided for in any document executed prior to the purported cancellation hereof evidencing or securing the Obligations; (iii) liability for avoided payments and expenses related thereto (as provided in detail below); or (iv) any erroneous release hereof by Lender or any officer(s) of Lender.

13. Waiver of Claim Against Borrower. Guarantor shall have no claim (as such as defined in 11 U.S.C. §101) against Borrower of any payment or grant of security by Guarantor hereunder or in connection herewith, unless Guarantor’s possession of such claim would in no circumstance render a payment or grant of security, hypothetical or otherwise, by Borrower to Lender, subject to avoidance, turnover, or nullification in any regard.

14. Recovery of Avoided Payments. If any payments or proceeds of collection applied by Lender to the Obligations should be challenged by a bankruptcy trustee, debtor-in-possession, creditor or other party as an avoidable transfer on the grounds that the payment constituted a preferential payment or a fraudulent conveyance under state law, federal law, or the Bankruptcy Code or any successor or similar statute thereto or on any other grounds, Lender may, as its option and in its sole discretion, elect whether to contest such challenge. If the Lender contests the avoidance action, all costs of the proceedings, including Lender’s reasonable attorney’s fees, will become part of the Obligations. If the contested amount, or any part thereof, is successfully avoided, the avoided amount will become part of the Obligations hereunder. If Lender elects not to contest the avoidance action, Lender may tender the amount subject to the avoidance action to the court, bankruptcy trustee, debtor-in-possession, creditor, or other party and the amount so tendered shall become part of the Obligations hereunder. The Guarantor’s obligation to reimburse Lender for amounts due under this paragraph shall survive the purported cancellation hereof.

15. Financial Statement. Guarantor covenants and agrees that from the date hereof and the earlier of the payment in full of the Obligations or the cancellation of this Guaranty, Guarantor shall furnish, prepare, and deliver or cause to be furnished, prepared and delivered to Lender (i) current financial statements (not less than once every 12 months) in a form acceptable to Lender, and (ii) within a reasonable period of time, such additional information and financial statements as Lender may from time to time request. In addition, within fifteen (15) days of filing, Guarantor shall deliver to Lender, without demand, a copy of Guarantor’s Federal Income Tax Return and any gift tax returns, all signed by Guarantor. The Guarantor warrants that Guarantor’s financial statements, all financial information and tax returns delivered to Lender hereunder are true, accurate and complete in every respect, and disclose all direct and contingent liabilities. Guarantor warrants that no Material Adverse Change has occurred in Guarantor’s financial condition as set forth in such financial statements.

16. Solvency of Guarantor. Guarantor warrants to Lender that Guarantor is not insolvent and that Guarantor’s execution hereof does not render Guarantor insolvent.

17. No Unpaid Taxes. Guarantor warrants that Guarantor is not presently and shall not hereafter be delinquent in the payment of any taxes imposed by any applicable governmental authority or in the filing of any tax return. Guarantor further warrants that Guarantor is not involved in a dispute with any taxing authority over tax amounts due.

18. Security Interest; Setoff. In order to further secure the payment of the Obligations, Guarantor hereby grants to Lender a security interest in and right of setoff against all of Guarantor’s presently owned or hereafter acquired monies, items, credits, deposits and instruments (including certificates of deposit) presently or hereafter in the possession of Lender. Lender may exercise its right of setoff without prior notice to Guarantor. The Lender shall not be liable for the dishonor of any items that may result from Lender’s exercise of any of its rights under this paragraph.

19. Consent to Jurisdiction and Venue. The Parties hereby irrevocably consent to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation which concerns this Guaranty or the Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in those federal and Tennessee jurisdictions named above, unless the Parties agree to the contrary in writing. Guarantor acknowledges that this paragraph is a material inducement to the Lender in extending credit to the Borrower and in accepting this Guaranty.

20. Further Assurances, Etc. Guarantor agrees to execute such additional documents as Lender may reasonably require to perfect Lender’s interest in any of Guarantor’s property securing the Obligations, if applicable. Guarantor hereby irrevocably appoints Lender as Guarantor’s attorney-in-fact for the execution of such documents, which appointment shall automatically expire upon the satisfaction of the Indebtedness or the cancellation or termination of this Guaranty, whichever is earliest.

21. Expenses, Costs and Attorneys’ Fees. Guarantor agrees to pay to Lender all costs and expenses (including reasonable attorneys’ fees) paid or incurred by Lender in endeavoring to collect the Obligations or to enforce, protect, or defend the Obligations, or any portion thereof, or to enforce, protect, or defend the perfection, validity, priority, or enforceability of any mortgage assignment, pledge, security interest, or lien, which secures the Obligations, or any portion thereof, or to enforce, collect, protect or defend the Loan or any Loan Documents, or to enforce, protect, or defend any collateral or to collect or realize against any collateral which secures the Obligations or to enforce, collect or defend this Guaranty.

22. Notices. Any notices, demands or communications required under, allowed by or concerning this Guaranty shall be in accordance with the notice provisions in the Loan Agreement.

23. No Usury. If from any circumstances whatsoever, fulfillment of any provisions of this Guaranty, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or other applicable law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity so that in no event shall any extraction be possible under the Guaranty that is excess of the limit of such validity, but such obligation shall be fulfilled to the maximum limit to such validity. The provisions of this paragraph shall control every other provision in this Guaranty.

24. Assignment. This Guaranty shall be binding upon the heirs, successors and assigns of Guarantor and Lender, except that the Guarantor shall not assign any rights or delegate any obligations arising hereunder without prior written consent of Lender. Any attempted assignment or delegation by Guarantor without the required prior written consent of Lender shall be void.

25. Entire Agreement; No Oral Representations Limiting Enforcement, Loan Agreement, Etc. This Guaranty represents the entire agreement between the Parties concerning the liability of Guarantor for the Obligations and any oral statements regarding Guarantor’s liability for the Obligations have been included in the language of this Guaranty. The Guarantor understands that the Lender intends to rely upon and to enforce this Guaranty and that the Guarantor must not rely upon or believe to be authorized or lawful any statement or representation to the contrary. The Lender hereby disavows any such statement or representation by any person. Without limiting the foregoing, Guarantor acknowledges Lender’s intention to enforce this Guaranty in accordance with its terms and to the fullest extent possible and Guarantor acknowledges that Lender has made no oral statements to Guarantor that could be construed as a waiver of Lender’s right to enforce this Guaranty in accordance with its terms by all available legal means.

26. Applicable Law. This Guaranty shall be governed by the laws of the State of Tennessee. The validity, construction and enforcement of this Guaranty and all other documents executed with respect to the Obligations shall be determined according to the substantive law of Tennessee applicable to contracts executed, delivered, and performed in that state. The provisions hereof are subject to all applicable state and federal laws to the extent they are not effectively waived herein, and shall be read as to comply therewith.

27. Change of Entity Name. Guarantor shall not carry on business, trade as, be known as, use as, incorporate or reorganize under any other name or change its legal entity or current entity name without prior written notice to Lender and the prior written consent of Lender.

28. General Provisions. The Lender’s indulgence or failure to act upon the existence of a default or event of default in any Obligations or this Guaranty or any other course of dealing or departure from the terms of this Guaranty or any Obligations shall not prejudice Lender’s rights to make demand and recover from Guarantor in accordance with the terms hereof. The remedies provided Lender in this Guaranty are not exclusive of any other remedies that may be available to Lender under any other document or at law or in equity. No provision of this Guaranty can be amended or waived, except by a statement in writing signed by the Party against which enforcement of the amendment or waiver is sought. Should any provision of this Guaranty be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect. Words used herein indicating gender or number shall be read as context may require.

29. Guarantor’s Books and Records; Lender’s Right to Inspect. Guarantor shall at all times keep proper books and records, maintain a system of accounting that enables Guarantor to produce financial statements in accordance with generally accepted accounting principles (“GAAP”), and maintain books and records that contain information as from time to time reasonably requested by Lender. Guarantor hereby authorizes Lender to make or cause to be made, at Guarantor’s reasonable expense and in such manner and at such times as Lender may reasonably require, during regular business hours and upon prior written notice (i) inspections and audits of any books, records and papers in the custody or control of Guarantor, relating to Guarantor’s financial or business conditions, including the making of copies thereof and extracts therefrom, and (ii) inspections and appraisals of any of Guarantor’s assets. Guarantor shall not modify or change its method of accounting (other than as may be required to conform to GAAP) in any material respect or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation and storage of Guarantor’s or any of their subsidiaries’ or affiliates’ accounting records without such accounting firm or service bureau agreeing to provide Lender information regarding the Guarantor’s (or subsidiaries’ or affiliates’) financial condition.

30. Captions Not Controlling. Captions and headings have been included in this Guaranty for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY LITIGATION, ACTION OR OTHER PROCEEDING (A) LENDER BRINGS TO ENFORCE OR COLLECT THE OBLIGATIONS OF THIS GUARANTY; (B) ALLEGING THAT LENDER HAS BREACHED ANY DUTY, OBLIGATION OR AGREEMENT, EXPRESS OR IMPLIED, RELATING TO THE OBLIGATIONS OF THIS GUARANTY; (C) ALLEGING THAT ANY PARTY OR SUCH PARTY’S OFFICERS, EMPLOYEES, REPRESENTATIVES, ATTORNEYS OR AGENTS HAVE ACTED WRONGFULLY, NEGLIGENTLY OR TORTIOUSLY WITH RESPECT TO THE OBLIGATIONS OF ANY BORROWER, ENDORSER OR GUARANTOR; OR (D) BETWEEN THE PARTIES RELATED HERETO. THIS WAIVER OF JURY TRIAL DOES NOT WAIVE GUARANTOR’S OR LENDER’S RIGHT TO BRING A LAW SUIT THAT A JUDGE, WITHOUT A JURY, WOULD DECIDE. IN ADDITION, THE GUARANTOR ACKNOWLEDGES A THOROUGH UNDERSTANDING OF THE TERMS OF THIS GUARANTY AND AGREES TO BE BOUND THEREBY.

This Guaranty is executed and delivered to Lender to as of the Effective Date.

[Signature Page Follows]

[Signature page to Continuing Guaranty]

GUARANTOR:

/s/ Michael T. Cartwright
Michael T. Cartwright

STATE OF TENNESSEE                       )

COUNTY OF RUTHERFORD               )

Before me, the undersigned, a Notary Public of the State and County aforesaid, personally appeared Michael T. Cartwright, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), the within named bargainor, and who executed the foregoing instrument for the purpose therein contained.

Witness my hand and notary seal this 2nd day of May, 2014.

/s/ Jessica R. Carrell
Notary Public

My commission expires: August 22, 2016	[Affix Notary Seal]

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